OPEN PLAN SYSTEMS, INC.

                             2000 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                            (as amended May 12, 2000)

                                    Article I

                                   DEFINITIONS

     1.01 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant issued to such Participant.

     1.02 Board means the Board of Directors of the Company.

     1.03  Change of Control  means and shall be deemed to have taken  place if:
(i) any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) becomes the beneficial owner of shares of the Company having 20 percent or more of the total number of votes that may be cast for the election of directors of the Company, other than (x) as a result of any acquisition directly from the Company, or (y) as a result of any acquisition by the Company or any employee benefit plans (or related trusts) sponsored or maintained by the Company or its Subsidiaries; or (ii) a change in the composition of the Board such that the individuals who, as of the Effective Date set forth in Section 10.12 hereof, constitute the Board (the Board as of the Effective Date shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board shall not be so considered as a member of the Incumbent Board.

     1.04 Code means the Internal Revenue Code of 1986, and any amendments thereto.

     1.05 Commission means the Securities and Exchange Commission or any successor agency.

     1.06 Committee means the Compensation Committee of the Board.

     1.07 Common Stock means the Common Stock of the Company.

     1.08 Company means Open Plan Systems, Inc.

     1.09 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     1.10 Fair Market Value means, on any given date, the mean between the highest and lowest reported sales prices of a share of Common Stock, as reported on the Nasdaq National Market on such date. If there is no regular public trading market for the Common Stock, the Fair Market Value shall be determined by the Committee in good faith.

     1.11 Grant means the grant of an Option.

     1.12 Non-Employee Director means a member of the Board who is not an employee of the Company or any Subsidiary.

     1.13 Option means a stock option that entitles the holder to purchase from the Company under the terms of this Plan the number of shares of Common Stock set forth in Article IV at the Option Price.

     1.14 Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article IV.

     1.15 Participant means a Non-Employee Director who is eligible to receive a Grant under this Plan.

     1.16 Plan means the 2000 Stock Option Plan for Non-Employee Directors, as amended from time to time.

     1.17 Prior Plan means the 1996 Stock Option Plan for Non-Employee Directors, as amended from time to time.

     1.18 Rule 16b-3 means Rule 16b-3 as  promulgated  by the  Commission  under
Section 16(b) of the Exchange Act, as amended from time to time, and any successor thereto.

     1.19 Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to
Section 7.03 hereof.

     1.20 Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations in the chain (other than the last corporation) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   Article II

                                     PURPOSE

     The Plan is intended to associate the interests of the Non-Employee Directors with those of the Company and its shareholders through increased equity ownership, to assist the Company in recruiting and retaining individuals of ability and experience who are not employed by the Company to serve on the Board and its committees and to provide incentive to those individuals by enabling them to participate in the future success of the Company.

                                   Article III

                                 ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include the authority (within the limitations described herein) to prescribe the form of the Agreements evidencing Grants under the terms of the Plan. Subject to the provisions of the Plan, the Committee shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, consistent with the provisions of the Plan. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except in circumstances involving actual bad faith. All costs and expenses of administering the Plan shall be borne by the Company.

                                   Article IV

                                GRANTS OF OPTIONS

     Each Non-Employee Director who serves on the Board on that date which is the first business day following each Annual Meeting of Shareholders during the term of this Plan shall be granted an Option as of such date. Each Option shall be for the purchase by the Participant of 1,000 shares of Common Stock at a price per share equal to the Fair Market Value of a share of the Common Stock on the date of Grant. Each Option shall be evidenced by an Agreement issued by the Committee in the form prescribed by the Committee and consistent with the terms of the Plan. All Options granted under the Plan shall be non-statutory in nature and shall not be entitled to special tax treatment under Internal Revenue Code
Section 422.

                                    Article V

                                 AMOUNT OF STOCK

     The total number of shares of Common Stock reserved and available for issuance upon exercise of Options granted under the Plan shall be 25,000 shares, subject to adjustment as provided in Article VIII below. The Common Stock to be issued may be either authorized and unissued shares, issued shares acquired by the Company or its Subsidiaries, or any combination thereof. In the event that an Option under this Plan or the Prior Plan is forfeited, cancelled or otherwise terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to such Option may be reallocated to other Options to be granted under this Plan. In the event that the number of shares of Common Stock available for future Grants under the Plan is insufficient to make all automatic Grants required to be made on such date, then all Non-Employee Directors shall share ratably in the number of Options available for Grants under the Plan.

                                   Article VI

                               EXERCISE OF OPTIONS

     6.01 Exercisability. Each Option shall be first exercisable on the date which is six months from the date of the grant of the Option and shall continue to be exercisable for a term of ten years thereafter; provided, however, that:
(i) subject to the six-month exercisability requirement set forth above, an Option shall be exercisable, in the event of a Participant's death prior to exercising the Option, by his estate, or the person or persons to whom his rights under the Option shall pass by will or by the laws of descent and distribution but only for a period of two years from the date of the Participant's death or during the remainder of the period preceding the expiration of the Option, whichever is shorter; (ii) subject to the six-month exercisability requirement set forth above, an Option shall be exercisable if a Participant becomes permanently and totally disabled (within the meaning of Section 105(d)(4) of the Code) while serving on the Board prior to exercising the Option, but only for a period of two years from the date on which he ceases serving on the Board due to such disability or during the remainder of the period preceding the expiration of the Option, whichever is shorter; and (iii) subject to the six-month exercisability requirement set forth above, in the event that a Participant resigns from or is not re-elected or does not stand for re-election to the Board or in any other circumstance approved by the Committee in its sole discretion, an Option shall be exercisable, but only for a period of two years following the date of such resignation or cessation of service on the Board, or in the period prescribed by the Committee in an approved circumstance, or during the remainder of the period preceding the expiration of the Option, whichever is shorter.

     6.02 Transferability. Any Option granted hereunder shall not be transferable otherwise than by will or by the laws of descent and distribution, unless the Participant's Agreement expressly authorizes the transfer of all or any portion of the Option by the Participant and the exercise thereof by a person other than the Participant; provided, however, that (i) there may be no consideration paid by the transferee for any such transfer and (ii) subsequent transfers of transferred Options shall be prohibited except by will or the laws of descent and distribution. Any Option transferred pursuant to this Section
6.02 shall continue to be subject to the same terms and conditions following such transfer as were applicable immediately prior to such transfer. A transferred Option shall be exercisable by the transferee only to the extent and for the period specified in this Article VI.

                                   Article VII

                               MANNER OF EXERCISE

     7.01 Exercise. Subject to the provisions of Article VI, an Option may be exercised in whole at any time or in part from time to time. An Option granted under the Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.

     7.02 Payment. Payment of the Option Price may be made in cash or by surrendering previously owned shares of Common Stock to the Company, provided that the shares surrendered have a Fair Market Value (determined as of the day preceding the date of exercise of the Option) that is not less than such Option Price or part thereof.

     7.03 Cashless Exercise. To the extent permitted under applicable laws and regulations, at the request of the Participant, the Company will cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

     7.04 Withholding. At the time of the exercise of an Option, the Participant shall pay to the Company in cash the full amount of all federal and state income and employment taxes required to be withheld by the Company with respect to the taxable income of the Participant resulting from such exercise. If the Agreement so provides, payment of all or a part of such taxes may be made by the Participant surrendering shares of Common Stock to the Company, provided the shares surrendered have a Fair Market Value (determined as of the day preceding the date of exercise of the Option) that is not less than the amount of such taxes or part thereof, or by the sale of shares of Common Stock upon the cashless exercise of an Option pursuant to Section 7.03.

     7.05 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares subject to an Option until the date such Option is exercised.

                                  Article VIII

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

     Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding options due to an acquisition of the Company, then the maximum number of shares as to which Grants may be issued under this Plan and the number and price of shares of Common Stock subject to Grants shall be proportionately adjusted, and the terms of Options shall be adjusted, as the Committee shall determine to be equitably required to retain for the
Participants the equivalent economic benefit of their Option(s). Any determination made under this Article VIII by the Committee shall be final and conclusive.

     The issuance by the Company of shares of Common Stock or securities convertible into shares of Common Stock, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, any Grant.

                                   Article IX

              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

     No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of the Nasdaq Stock Market or any other domestic stock exchanges or market on which the Common Stock may be listed or traded. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                    Article X

                               GENERAL PROVISIONS

     10.01 Rules of Construction. Headings are given to the articles and sections of this Plan for ease of reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     10.02 Change of Control. In the event of a Change of Control, unless otherwise provided by the Committee in an Agreement, any outstanding Option which is not presently exercisable and vested as of the date any Change of Control occurs shall become fully exercisable and vested to the full extent of the original Grant upon such Change of Control date.

     10.03 Amendment. The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment would increase the number of shares that may be issued hereunder pursuant to Options, increase the benefits to Participants under the Plan, or change the requirements as to eligibility for participation in the Plan. Without a Participant's consent, no amendment shall adversely affect any rights of such Participant under any Grant outstanding at the time that such amendment is made, except for an amendment made to cause the Plan or a Grant to qualify for the Rule 16b-3 exemption. No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b-3.

     10.04 No Right. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

     10.05 Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan, and issuance of shares upon exercise of Options shall be subordinated to the claims of the Company's general creditors.

     10.06 Acceptance. By accepting any Option or other benefit under the Plan, each Participant and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

     10.07 Rule 16b-3 Compliance. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that, if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee may adopt rules and regulations under, and the Board may amend, the Plan in furtherance of the intent of the foregoing.

     10.08 Governing Law. The validity, construction and effect of the Plan and any actions taken or related to the Plan shall be determined in accordance with the laws of the Commonwealth of Virginia and applicable federal law.

     10.09 Successors and Assigns. All obligations of the Company under the Plan, with respect to Grants made hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a merger, consolidation, direct or indirect purchase of all or substantially all of the business and/or assets of the Company or otherwise. The Plan shall be binding on all successors and permitted assigns of a Participant, including, but not limited to, the estate of such Participant and the executor, administrator or trustee of such estate, and the guardians or legal representative of the Participant.

     10.10 Effect on Prior Plan and Other Compensation Arrangements. The adoption of this Plan shall have no effect on Grants made pursuant to the Prior Plan and the Company's other compensation arrangements. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation plans or arrangements for its Non-Employee Directors.

     10.11 Term of Plan. No Grant may be made under this Plan before the Effective Date of the Plan or after the first business day following the 2005 Annual Meeting of Shareholders (the "Termination Date"). Grants issued on or before the Termination Date shall remain valid in accordance with their terms.

     10.12 Effective Date. The Plan shall become effective on May 12, 2000 upon approval of the holders of a majority of the shares of the Company's outstanding voting stock present in person, or represented by proxy, and entitled to vote at a duly held meeting of the shareholders. Amendments to the Plan effective as of May 12, 2000 were approved by the Board.